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FIFTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT AND CONSENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of July 17, 2015, is by and among VOXX INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”), VOXX ACCESSORIES CORP., a Delaware corporation (“VAC”), VOXX ELECTRONICS CORP. (formerly known as Audiovox Electronics Corporation), a Delaware corporation (“VEC”), AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation (“ACEI”), AUDIOVOX ATLANTA CORP. (formerly known as American Radio Corp.), a Georgia corporation (“AAC”), CODE SYSTEMS, INC., a Delaware corporation (“CSI”), INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation (“IAS”), KLIPSCH GROUP, INC., an Indiana corporation (“Klipsch”, and together with the Company, VAC, VEC, ACEI, AAC, CSI and IAS, each a “Borrower” and collectively the “Borrowers”), the Subsidiaries of the Company party hereto (collectively, the “Guarantors”), the Lenders (defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 14, 2012 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 29, 2012, that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 14, 2013, that certain Third Amendment to Amended and Restated Credit Agreement and Waiver dated as of January 9, 2014, and that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of November 24, 2014, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Company has informed the Administrative Agent that it intends to form a new Subsidiary (the “Acquisition Subsidiary”) that will acquire all or substantially all of the assets of Eyelock Inc. (the “Eyelock Acquisition”) on or prior to July 31, 2015 in exchange for 46% of the Equity Interests in the Acquisition Subsidiary (the “Equity Transfer”);

WHEREAS, (a) the earnings before interest, taxes, depreciation and amortization of Eyelock Inc. for the four fiscal quarter period prior to the Eyelock Acquisition will be less than $0 and therefore would not comply with clause (v) of the definition of Permitted Acquisition set forth in the Credit Agreement, (b) Accessible Availability after giving effect to the Eyelock Acquisition will be less than $35 million, and therefore would not comply with clause (vii) of the definition of Permitted Acquisition set forth in the Credit Agreement and (c) the Equity Transfer would be prohibited by Section 6.4 of the Credit Agreement;

WHEREAS, the Company has requested that the Required Lenders consent to (a) the Eyelock notwithstanding the provisions of clauses (v) and (vii) of the definition of Permitted Acquisition, but subject to the satisfaction of the other conditions set forth in the definition of Permitted Acquisition and (b) the Equity Transfer; and

WHEREAS, the Required Lenders are willing to consent to the Eyelock Acquisition and the Equity Transfer in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
CONSENT

1.1    Consent. Notwithstanding (a) clauses (v) and (vii) of the definition of Permitted Acquisition set forth in the Credit Agreement, the Required Lenders hereby consent to the Eyelock Acquisition, subject to satisfaction of the other conditions set forth in the definition of Permitted Acquisition and (b) Section 6.4 of the Credit Agreement, the Required Lenders hereby consent to the Equity Transfer. For the avoidance of doubt, the Equity Transfer will not count against the basket contained in Section 6.4(a)(ix).

1.2    Effectiveness of Consent. This consent shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Credit Parties, (b) affect the right of the Lenders to demand compliance by the Credit Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this consent, (c) be deemed a waiver of any transaction or future action on the part of the Credit Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II
AMENDMENT

2.1    Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions to such Section in the appropriate alphabetical order:

“Anti-Terrorism Law” shall mean any Requirement of Law related to money laundering or financing terrorism including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (“USA PATRIOT Act”) of 2001 (Title III of Pub. L. 107-56), The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001).

“Eyelock Acquisition” shall mean the acquisition by the Borrower and its Subsidiaries of all or substantially all of the assets of Eyelock Inc., a corporation incorporated under the laws of the Commonwealth of Puerto Rico.

“Newco LLC” shall mean a majority owned joint venture to be formed by the Borrower in connection with the Eyelock Acquisition, such entity anticipated to be named Eyelock LLC.

“Sanctions” shall mean, sanctions administered or enforced by OFAC, the US Department of State, United Nations Security Council, European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

2.2    Amendment to Definition of Material Permitted Acquisition. The definition of Material Permitted Acquisition contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Material Permitted Acquisition” shall mean (a) the Eyelock Acquisition and (b) any other Permitted Acquisition for which the aggregate consideration (including, without limitation, equity consideration, earn out obligations, deferred purchase price consideration, non-competition payment obligations and the amount of Indebtedness and other liabilities assumed from the seller(s) and/or target(s) by the Credit Parties and their Subsidiaries) paid in connection with the consummation thereof exceeds $50,000,000.

2.3    Amendment to Section 3.27 and Section 3.28. Section 3.27 and Section 3.28 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

Section 3.27     USA PATRIOT Act, OFAC and Other Regulations.

(a)    No Credit Party, any of its Subsidiaries or, to the knowledge of each Credit Party, any of the Affiliates or respective officers, directors, brokers or agents of such Credit Party, Subsidiary or Affiliate (i) has violated any Anti-Terrorism Laws or (ii) has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering.

(b)     No Credit Party, any of its Subsidiaries or, to the knowledge of each Credit Party, any of the Affiliates or respective officers, directors, employees, brokers or agents of such Credit Party, Subsidiary or Affiliate is a Person that is, or is owned or controlled by Persons that are: (i) the subject of any Sanctions, or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions, including, without limitation currently, Cuba, the Crimea region of Ukraine, Iran, North Korea, Sudan and Syria.

(c)     No Credit Party, any of its Subsidiaries or, to the knowledge of each Credit Party, any of the Affiliates or respective officers, directors, brokers or agents of such Loan Party, Subsidiary or Affiliate acting or benefiting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of goods, services or money to or for the benefit of any Person, or in any country or territory, that is the subject of any Sanctions, (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

Section 3.28    Reserved.

2.4    Amendment to Section 5.10. The proviso appearing at the end of the first sentence of Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

provided that neither Newco LLC nor any Domestic Subsidiary formed in connection with the Indiana Project or the Florida Project, to the extent becoming a Guarantor would violate applicable law or such Subsidiary’s organizational documents or the relevant financing documentation (to the extent otherwise permitted hereunder), shall be required to become a Guarantor.

2.5    Amendment to Section 6.1. Clause (h) contained in Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h)    Intercompany Indebtedness of Newco LLC owing to a Credit Party in an aggregate principal amount not to exceed $12,500,000; provided that any such Indebtedness shall be (i) fully subordinated to the Credit Party Obligations on terms satisfactory to the Administrative Agent and (ii) evidenced by promissory notes (in form and substance acceptable to the Administrative Agent) which shall be pledged to the Administrative Agent as Collateral for the Credit Party Obligations.

2.6    Amendment to Section 6.2. A new clause (u) is hereby added to the end of Section 6.2 of the Credit Agreement to read as follows, and the appropriate grammatical changes are made to Section 6.2:

(u)    Liens in favor of a Credit Party securing Indebtedness permitted pursuant to Section 6.1(h).

2.7    Amendment to Section 6.15. A new Section 6.15 is hereby added to the end of Article VI of the Credit Agreement to read as follows:

Section 6.15     Compliance With Anti-Terrorism Regulations. The Credit Parties will not, nor will they permit any Subsidiary to, directly or indirectly:

(a) (i) violate any Anti-Terrorism Laws or (ii) engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development's Financial Action Task Force on Money Laundering;

 (b) (i) use, directly or indirectly, the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (A) to fund any activities or business of or with any Person, or in any country or territory, that, is, or whose government is, the subject of Sanctions at the time of such funding, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise); or

 (c) (i) deal in, or otherwise engage in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempt to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders.

(b)    Fees and Expenses.

(i)The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent by 12:00 noon (EDT) on July 17, 2015 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an aggregate amount equal to $75,000 to be distributed to the Consenting Lenders on a pro rata basis based on the aggregate Revolving Commitments of such Consenting Lender (prior to giving effect to this Amendment).

(ii)The Administrative Agent shall have received from the Company all out-of-pocket fees and expenses reasonably incurred by the Administrative Agent in connection with this Amendment.

(c)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

4.1    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct in (i) all material respects with respect to those representations and warranties that are not qualified by materiality and (ii) all respects with respect to all other representations and warranties, in each case as of the date hereof (except for those which expressly relate to an earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.2    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

4.3    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.4    Expenses. The Company agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.5    Further Assurances. The Credit Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.6    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation or covenant that an original will be delivered.

4.8    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors, arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

4.9    GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.10    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.11    Amendment to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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VOXX INTERNATIONAL CORPORATION
FIFTH AMENDMENT TO Credit Agreement

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VOXX INTERNATIONAL CORPORATION
FIFTH AMENDMENT TO Credit Agreement

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:    VOXX International corporation,
a Delaware corporation, as the Company

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Senior Vice President/CFO

VOXX ACCESSORIES CORP., a Delaware corporation, as a Borrower

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    CFO/Vice President/Secretary/Treasurer

VOXX ELECTRONICS CORP. (formerly known as Audiovox Electronics Corporation), a Delaware corporation, as a Borrower

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation, as a Borrower

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX ATLANTA CORP. (formerly known as American Radio Corp.), a Georgia corporation, as a Borrower

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President

CODE SYSTEMS, INC., a Delaware corporation, as a Borrower

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    CFO

INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation, as a Borrower

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President

KLIPSCH GROUP, INC., an Indiana corporation, as a Borrower

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President

VOXX INTERNATIONAL CORPORATION
FIFTH AMENDMENT TO Credit Agreement

12

VOXX INTERNATIONAL CORPORATION
FIFTH AMENDMENT TO Credit Agreement

GUARANTORS:                ELECTRONICS TRADEMARK HOLDING
COMPANY, LLC, a Delaware corporation

By:s.Patrick M. Lavelle
Name: Patrick M. Lavelle
Title:    President

TECHNUITY, INC., an Indiana corporation

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    Secretary

OMEGA RESEARCH AND DEVELOPMENT TECHNOLOGY LLC, a Delaware limited liability company

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    Secretary

LATIN AMERICA EXPORTS CORP., a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Treasurer

KLIPSCH HOLDING LLC, a Delaware limited liability company

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President/Secretary

AUDIOVOX WEBSALES LLC, a Delaware limited liability company

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    Vice President/Secretary

AUDIOVOX LATIN AMERICA LTD., a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President

AUDIOVOX INTERNATIONAL CORP., a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President

AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President/Treasurer

AUDIOVOX GERMAN CORPORATION, a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    CFO/Vice President

VOXX ASIA INC., a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President/Secretary/Treasurer

Audiovox Advanced Accessories Group LLC, a Delaware limited liability company
By:s/Loriann Shelton
Name: Loriann Shelton
Title:    Vice President/Secretary/Treasurer
VOXX WOODVIEW TRACE LLC, a Delaware limited liability company

By:s/Loriann Shelton
Name: Loriann Shelton
Title:    Vice President/Secretary/Treasurer
VoxxHirschmann Corporation, a Delaware corporation

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President
Klipsch Group Europe, B.V., a private company with limited liability with its corporate seat in Leiden, the Netherlands

By:s/T. Paul Jacobs
Name: T. Paul Jacobs
Title:    Managing Director

Audio Products International Corp., a corporation formed under the laws of Province of Ontario

By:s/T. Paul Jacobs

Name: T. Paul Jacobs
Title:    President

Audiovox canada limited, a corporation formed under the laws of Province of Ontario

By:s/Charles M. Stoehr
Name: Charles M. Stoehr
Title:    Vice President

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By:s/Michael Zick
Name:     Michael Zick
Title:    Vice President

LENDERS:	SANTANDER BANK, N.A.
as a Lender

By: s/Pasqualina Coppola
Name: Pasqualina Coppola
Title:    Senior Vice President

LENDERS:	People’s United Bank, National Association
as a Lender

By: s/Matthew Harrison
Name: Matthew Harrison
Title:    Assistant Vice President

LENDERS:	HSBC Bank USA, N.A.,
as a Lender

By: s/William Conlan
Name: William Conlan
Title:    Senior Vice President

LENDERS:	Citibank, N.A.
as a Lender

By: s/Stephan Kelly
Name: Stephan Kelly
Title:    Vice President

LENDERS:	Fifth Third Bank,
as a Lender

By: s/Neil Kiernan
Name: Neil Kiernan
Title:    Managing Director

LENDERS:	CITIZENS BANK, N.A.,
as a Lender

By: s/Paul Feloney
Name: Paul Feloney
Title:    Senior Vice President

LENDERS:	Capital One, National Association, .
as a Lender

By: s/Jed Pomerantz
Name: Jed Pomerantz
Title:    Senior Vice President